--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                VALUE PORTFOLIO

                               Q U A R T E R L Y

                                  R E P O R T

                                 JUNE 30, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended June 30, 1997, calculated in accordance with SEC standardized formulas.

                              VALUE OF      VALUE OF      VALUE OF
                               INITIAL     CUMULATIVE    CUMULATIVE     TOTAL
                               $25,000    CAPITAL GAIN   REINVESTED   VALUE OF   ANNUAL RATE
PERIOD ENDED                 INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     OF RETURN
---------------------------  -----------  -------------  -----------  ---------  -----------

May 9, 1986                   $  25,000            --            --   $  25,000          --
Dec. 31, 1986                    25,863            --            --      25,863         3.5%+
Dec. 31, 1987                    24,253           264         1,205      25,722        -0.5
Dec. 31, 1988                    27,430           299         2,223      29,952        16.5
Dec. 31, 1989                    30,763         2,103         3,701      36,567        22.1
Dec. 31, 1990                    28,040         2,112         4,500      34,652        -5.2
Dec. 31, 1991                    33,940         3,811         6,475      44,226        27.6
Dec. 31, 1992                    36,350         6,019         7,884      50,253        13.6
Dec. 31, 1993                    42,010         9,114         9,199      60,323        20.0
Dec. 31, 1994                    36,075        10,414         7,899      54,388        -9.8
Dec. 31, 1995                    45,955        17,447        11,855      75,257        38.4
Dec. 31, 1996                    51,478        24,054        13,792      89,324        18.7
June 30, 1997                    56,048        32,391        15,467     103,906        16.3++

The portfolio's average annual total return for the one, five and ten year periods ending June 30, 1997, was 25.1%, 17.6%, and 14.5%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $23,907, and the total amount of income distributions reinvested was $8,913. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

+ Return is for the seven month period 5/9/86 through 12/31/86

++ Return is for the six month period 12/31/96 through 6/30/97

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                        JUNE 30, 1997 - QUARTERLY REPORT

                                                                    July 1, 1997

Dear Fellow Shareholder:

      The second quarter of 1997 was a good one for our fund. Our total return (income plus appreciation, after deducting expenses) was +14.1%. This brings our gain for the first half of the year to +16.3%. Stocks in general were strong so far this year (S&P 500 +20.6%, NASDAQ Composite +11.9%, Russell 2000 +10.2%), and positive developments in the cable TV and cellular industries were particularly helpful to us.

      The table on page 2 shows how our fund has grown since it was started in 1986. An initial investment of $25,000 would have grown to $103,906 (after deducting all expenses). This represents an average annual rate of return of 13.6% and a cumulative gain of 315.6%.

COMMENTARY

      A highlight of the quarter was the market's renewed interest in cellular and cable company stocks. Two cellular companies received takeover bids during the quarter, one of which was our CommNet Cellular. Aside from causing CommNet to rise from about $25 to over $34, the fact that rational, sophisticated buyers were willing to pay significant premiums to market prices focused attention on other cellular stocks which were selling far below their business values. As a result, our other cellular stocks moved up.

      In the cable arena, business continued to be strong for our companies, as it has been for most of the past five years. However, what drew attention (and buyers) to the cable stocks were a series of corporate events which demonstrated the value of cable company assets:

    - Microsoft invested $1 billion in Comcast stock. Microsoft wants to be in the middle of the convergence of computers and television, and Comcast has major interests in cable television, cable modems, cable and internet shopping (QVC), and cable and cellular telephony. The details of their collaboration have not been disclosed, but if Microsoft is to profit from the venture, it will be through appreciation of Comcast stock.

    - Rupert Murdoch's News Corp. dropped out of a joint venture with EchoStar that would have created a new direct broadcast satellite (DBS) competitor to the cable industry.

      Instead, News joined forces with PrimeStar, the cable industry's own DBS company. This greatly strengthens PrimeStar, which is owned by several of our cable companies, and eliminates a DBS competitor.

    - Telecommunications, Inc. (TCI) has announced joint ventures with other cable companies which will allow TCI to decrease its debt and future capital expenditure needs and to acquire interests in some very valuable programming properties.

    - US West Media Group (UMG) continued to divest non-cable assets and strengthen its balance sheet. Sales of its cellular and directory businesses will leave UMG with a cable business worth roughly $30 per share and marketable securities and other assets worth about $5 per share. The stock moved up about 9.5% during the quarter, but still sells at just over half of its estimated private market value.

      These events were not earthshaking, but they seemed to give Wall Street analysts (some of whom have been closet cable fans) the courage to recommend the stocks. We have a long way to go before cable stocks are POPULAR, but this is a start.

      Most of our other companies have reported good news this year, too, but there is no escaping the fact that there has been a very strong stock market tailwind. I am pleased with the performance of our fund, but there is an old Wall Street adage which reminds us not to mistake a bull market for brains. Inflated returns have made investors feel smart and complacent. Simplistic investment approaches have begun to seem foolproof (e.g. "if you like the product, buy the stock" and "stocks are always the best investment, so buy 'the market,' i.e. an index fund"). I am optimistic about our companies and their long-term prospects, but it would not be surprising to see more sharp corrections like the one we experienced in March-April.

INDEX FUNDS

      Speaking of index funds, our portfolio was recently the beneficiary of the current indexing craze. Countrywide Credit was added to the S&P 500 to replace a stock that had been taken over. As a result, managers of the hundreds of billions of dollars of index funds suddenly HAD to buy Countrywide stock. The price did not matter. They had to own the requisite number of shares to make their portfolios match the (new) S&P 500. As a result, the price of Countrywide jumped from $27 to $34 1/2 in a week, a gain of 28%. The value of Countrywide's business did not change that week, but investment professionals bought tens of millions of dollars worth of the stock because it was put on a list.

      I think this illustrates one of the risks of index fund investing. If the stocks in an index are reasonably priced, it makes sense to buy an efficiently-managed fund of those stocks. However, if the popularity of the CONCEPT of indexing draws excessive amounts of capital out of non-index stocks and into a small, arbitrarily selected group of stocks, the inevitable result will be over-valuation of the index stocks and relative under-valuation of the others. As a value investor, I continue to try to sell the expensive stocks and buy the bargains, even though that means going against the current investment fashion.

1997 SHAREHOLDERS' MEETING

      On June 2, about 150 clients attended our shareholders' meeting. All of the proposals regarding directors, auditors, by-laws and investment policies were approved. After the official business portion of the meeting, Rick Lawson, Tom Carney, and I answered investment questions for about an hour. We also announced that we would offer a series of informal "classes" for interested shareholders on "mutual fund basics," "how we pick stocks," and "planning for retirement." The initial response was good, and we have already held the first two sessions. If you are interested in finding out more about future classes, please call Mary Bickels.

      The shareholder meeting is a good chance to get together, meet the staff and your fellow shareholders, and talk about investments. I hope you will be able to join us next year.

                                                       Best regards,

                                                       /s/ WALLACE WEITZ

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 87.5%
              BANKING -- 5.0%
     175,000  Bank Plus Corp.*                                                   $  1,765,000      $  1,903,125
      10,000  Mercantile Bancorporation                                               303,100           607,500
      30,000  Poughkeepsie Savings Bank                                               157,500           219,375
      77,500  R&G Financial Corp. CL B                                              1,379,375         2,015,000
      40,000  Wells Fargo & Co.                                                     6,278,603        10,780,000
                                                                                 ------------      ------------
                                                                                    9,883,578        15,525,000
                                                                                 ------------      ------------
              CABLE TELEVISION -- 22.6%
     271,500  Adelphia Communications Corp. CL A*                                   2,161,718         1,934,438
     955,000  Century Communications Corp. CL A*                                    5,678,794         5,133,125
      52,000  Comcast UK Cable Partners Limited CL A                                  653,976           624,000
     760,000  Comcast Corp. Special CL A                                           12,094,598        16,245,000
     135,000  TCI Satellite Entertainment CL A*                                     1,509,907         1,063,125
     847,000  Tele-Communications, Inc. CL A*                                      12,188,770        12,599,125
     680,000  Tele-Communications Liberty Media CL A*                              11,369,036        16,150,000
      50,000  Time Warner, Inc.                                                     1,267,265         2,412,500
     694,000  U.S. West Media Group*                                               12,642,948        14,053,500
                                                                                 ------------      ------------
                                                                                   59,567,012        70,214,813
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 3.9%
     135,000  American Classic Voyages Co.*                                         1,296,363         1,451,250
       4,875  Lady Baltimore Foods, Inc.                                              227,781           241,313
     300,000  Protection One, Inc.*                                                 2,562,611         4,050,000
     180,000  Seafield Capital Corp.                                                6,667,090         6,435,000
                                                                                 ------------      ------------
                                                                                   10,753,845        12,177,563
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 4.8%
     120,000  Federal Home Loan Mortgage Corp.                                        679,347         4,125,000
     100,000  Federal National Mortgage Association                                 1,768,575         4,362,500
      50,000  Student Loan Marketing Association                                    1,837,925         6,350,000
                                                                                 ------------      ------------
                                                                                    4,285,847        14,837,500
                                                                                 ------------      ------------
              FINANCIAL SERVICES -- 6.3%
      80,000  American Express Co.                                                  2,381,346         5,960,000
         110  Berkshire Hathaway, Inc.*                                               640,550         5,192,000
     128,000  Capital One Financial Corp.                                           3,107,958         4,832,000
      40,000  Imperial Credit Industries, Inc.*                                       550,000           822,500
      30,000  PS Group, Inc.*                                                         233,125           386,250
      45,000  Salomon, Inc.                                                         1,610,333         2,503,125
                                                                                 ------------      ------------
                                                                                    8,523,312        19,695,875
                                                                                 ------------      ------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              INFORMATION AND DATA PROCESSING -- 2.1%
     142,100  BRC Holdings, Inc.*                                                $  3,457,554      $  5,399,800
     210,000  Intelligent Systems Corp.*                                              447,971         1,036,875
                                                                                 ------------      ------------
                                                                                    3,905,525         6,436,675
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 6.1%
     300,000  Countrywide Credit Industries, Inc.                                   4,656,091         9,356,250
     100,000  Long Beach Financial Corp.*                                             650,000           875,000
      25,000  New Century Financial Corp.*                                            275,000           362,500
     428,058  Resource Bancshares Mtg. Grp., Inc.                                   5,008,501         8,454,145
                                                                                 ------------      ------------
                                                                                   10,589,592        19,047,895
                                                                                 ------------      ------------
              PUBLISHING AND BROADCASTING -- 5.4%
      13,590  Chris-Craft Industries, Inc.*                                           553,493           655,718
      57,200  Daily Journal Corp.*                                                  1,254,217         1,816,100
     300,000  Gabelli Global Multimedia Trust, Inc.                                 2,071,150         2,268,750
     426,100  Katz Media Group, Inc.*                                               3,852,259         2,796,281
     321,000  Valassis Communications, Inc.*                                        5,004,200         7,704,000
      20,000  Walt Disney Co.                                                       1,098,642         1,605,000
                                                                                 ------------      ------------
                                                                                   13,833,961        16,845,849
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 7.9%
     235,000  Catellus Development Corp.*                                           1,450,577         4,259,375
      90,000  Forest City Enterprises, Inc. CL A                                    2,159,453         4,303,125
     540,000  NHP, Inc.*                                                            8,494,395        12,150,000
     423,000  Presley Companies CL A*                                                 609,950           687,375
      40,000  SLH Corp.*                                                              766,000         3,080,000
                                                                                 ------------      ------------
                                                                                   13,480,375        24,479,875
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 10.4%
      98,800  First Washington Realty Trust, Inc.                                   1,539,529         2,470,000
     185,000  NovaStar Financial, Inc.**                                            2,775,000         2,775,000
     501,237  Redwood Trust, Inc.                                                  10,335,468        23,432,830
     175,000  Thornburg Mortgage Asset Corp.                                        3,174,637         3,762,500
                                                                                 ------------      ------------
                                                                                   17,824,634        32,440,330
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 13.0%
     598,000  360 Communications Co.*                                              12,193,850        10,240,750
     210,000  Airtouch Communications, Inc.*                                        6,033,127         5,748,750
     344,000  Corecomm, Inc.*                                                       8,645,120         5,934,000
     785,000  Centennial Cellular Corp. CL A*                                      11,573,473        12,461,875
      82,800  CommNet Cellular, Inc.*                                               2,204,647         2,877,300
      80,000  Telephone and Data Systems, Inc.                                      2,966,739         3,040,000
                                                                                 ------------      ------------
                                                                                   43,616,956        40,302,675
                                                                                 ------------      ------------
              Total Common Stocks                                                 196,264,637       272,004,050
                                                                                 ------------      ------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              NON-CONVERTIBLE PREFERRED STOCKS -- 1.2%
      10,000  Community Bank 13% Pfd. Series B                                   $    257,550      $    277,500
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                  645,000           750,000
      69,941  Riggs National Corp. 10.75% Pfd. Series B                             1,852,839         2,002,061
      34,000  River Bank America 15.0% Pfd. Series A                                  845,750           782,000
                                                                                 ------------      ------------
                      Total Non-Convertible Preferred Stocks                        3,601,139         3,811,561
                                                                                 ------------      ------------
     FACE
    AMOUNT
  ----------
              CORPORATE BONDS -- 0.5%
  $  500,000  Salomon, Inc. Notes 7.125% 8/01/99                                      500,000           505,174
   1,000,000  Dime Savings 10.5% 11/15/05                                           1,049,175         1,080,000
                                                                                 ------------      ------------
                      Total Corporate Bonds                                         1,549,175         1,585,174
                                                                                 ------------      ------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 4.5%
     750,000  U.S. Treasury Note 6.0% 5/31/98                                         748,633           751,289
   4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                               4,750,690         4,761,875
   2,000,000  Federal Home Loan Bank 6.55% 11/15/02                                 2,000,000         1,983,495
   3,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                                3,018,566         3,004,687
   2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                2,498,499         2,523,828
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                 1,001,325           983,437
                                                                                 ------------      ------------
                      Total U.S. Government and Agency Securities                  14,017,713        14,008,611
                                                                                 ------------      ------------
              SHORT-TERM SECURITIES -- 5.9%
  12,926,488  Norwest U.S. Government Money Market Fund                            12,926,488        12,926,488
     500,000  Federal Farm Credit Discount Note 8/20/97                               496,174           496,208
   2,000,000  Federal Farm Credit Discount Note 8/25/97                             1,983,378         1,982,889
   3,000,000  Federal Home Loan Bank Discount Note 9/10/97                          2,967,754         2,966,400
                                                                                 ------------      ------------
                      Total Short-Term Securities                                  18,373,794        18,371,985
                                                                                 ------------      ------------
                      Total Investments in Securities                            $233,806,458       309,781,381
                                                                                 ------------      ------------
                                                                                 ------------
              Covered Call Options Written at Market Value -- (0.1%)                                    (77,500)
              Other Assets Less Liabilities -- 0.5%                                                   1,248,448
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $310,952,329
                                                                                                   ------------
                                                                                                   ------------
                      Net Asset Value Per Share                                                    $     22.419
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.